EXHIBIT 10.3

                     AMENDMENT TO SUBORDINATION AGREEMENT


      THIS AMENDMENT TO SUBORDINATION AGREEMENT (this "SUBORDINATION AGREEMENT AMENDMENT") is dated as of , 1998. The parties to it are MAXXIM MEDICAL, INC. (the "SUBORDINATE CREDITOR"), a Delaware corporation, HENLEY HEALTHCARE, INC. (formerly known as Lasermedics, Inc.) (the "BORROWER"), a Texas corporation, and COMERICA BANK - TEXAS ("SENIOR CREDITOR"), a Texas banking association.


                                   RECITALS:

      A. Borrower and Senior Creditor have entered into that certain Loan Agreement dated as of May 20, 1996 (as the same has been amended, restated, modified, replaced and supplemented from time to time, the "ORIGINAL LOAN AGREEMENT"), pursuant to which, among other things, Senior Creditor agreed to provide certain financial accommodations to Borrower.

      B. Borrower and Senior Creditor have executed and delivered an Amended and Restated Loan Agreement (as the same may be amended, restated, modified, replaced and supplemented from time to time, the "LOAN AGREEMENT"), dated as of June 30, 1997, providing for, among other things, an increase in the maximum principal amount of Indebtedness to an amount less than $10,000,000, and otherwise amending and restating the Original Loan Agreement.

      C. As a condition, among others, for the extension of credit under the terms of the Loan Agreement and the other Senior Loan Documents (as that term is defined in the Loan Agreement), Subordinated Creditor, Senior Creditor and Borrower entered into that certain Subordination Agreement (as the same has heretofore been amended, restated, modified, replaced and supplemented from time to time, the "ORIGINAL SUBORDINATION AGREEMENT").

      D. Borrower has requested Senior Creditor to enter into a Fourth Amendment to Amended and Restated Loan Agreement, substantially in the form attached hereto as EXHIBIT A and incorporated herein by reference for all purposes.

      E. Senior Creditor is unwilling to do unless and until Subordinate Creditor enters into this Subordination Agreement Amendment to make certain changes to the Original Subordination Agreement, all as is more fully described hereinbelow, which shall control over any inconsistencies or conflicts with the foregoing recitals.

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                                  AGREEMENTS:

      In consideration of the premises and the mutual agreements herein set forth, the patties hereto hereby agree as follows:

      1. DEFINITION OF SENIOR CLAIMS AMENDED. The definition of "Senior Claims" contained in Section 1 of the Original Subordination Agreement is hereby amended by deleting the amount "$12,000,000" where it appears therein and substituting therefor the amount "$14,000,000" where it appears therein.

      2. GENERAL RATIFICATION. The parties hereto expressly acknowledge, confirm ratify and agree that, except as expressly modified hereby, all terms of the Original Subordination Agreement remain in full force and effect.

      3. CERTAIN DEFINITIONS AND REFERENCES. Terms used but not defined herein, but which are defined in the Original Subordination Agreement or in the other Senior Loan Documents (as that term is defined in the Loan Agreement), shall have the meanings herein ascribed to them therein. The term "Agreement" as used in the Original Subordination Agreement shall mean the Original Subordination Agreement, as hereby amended.

      4. EXPENSES. Borrower hereby agrees to pay upon demand all attorneys' fees and expenses reasonably incurred by Senior Creditor in connection with the enforcement of its rights under this Subordination Agreement Amendment.

      5. MISCELLANEOUS. This Subordination Agreement Amendment (a) shall bind and benefit Borrower and, except as herein expressly limited, Bank, and their respective receivers, trustees, successors and assigns (PROVIDED, that Borrower may not assign its rights hereunder without the prior written consent of Bank);
(b) may be modified or amended only by a writing signed by each party; (c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT; (d) may be executed in several counterparts, and by the parties hereto in separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement and (e) embodies the entire agreement and understanding between the parties with respect to modifications of instruments provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. The parties hereto acknowledge and agree that there are no oral agreements among any of them with respect to the transactions contemplated by the Senior Loan Documents which have not been incorporated in this Subordination Agreement Amendment or in the Senior Loan Documents. If any provision of this Subordination Agreement Amendment should be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Subordination Agreement Amendment shall not be

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affected thereby. Each waiver in this Subordination Agreement Amendment is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Bank for having bargained for and obtained it. Wherever the term "including" or a similar term is used in this Subordination Agreement Amendment, it shall be read as if it were "including by way of example only and without in any way limiting the generality of the clause or concept referred to." Any exhibits, appendices and annexes described in this Subordination Agreement Amendment as being attached to it are hereby incorporated into it. The headings in this Subordination Agreement Amendment shall be accorded no significance in interpreting it.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement effective as of the date first above-written.


                                    "SUBORDINATE CREDITOR"

                                    MAXXIM MEDICAL, INC., a Delaware corporation


                                    By:
                                    Name:
                                    Title:

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                                    "BORROWER"

                                    HENLEY HEALTHCARE, INC., a Texas
                                    corporation



                                    By:    /S/ MICHAEL M. BARBOUR
                                    Name:    MICHAEL M. BARBOUR
                                    Title:    PRESIDENT

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                                    "SENIOR CREDITOR"

                                    COMERICA BANK - TEXAS, a Texas banking
                                    corporation



                                    By:    /S/ JAMES R. MCNUTT
                                          James R. McNutt, Vice President


ATTACHMENTS:

EXHIBIT A - Fourth Amendment to Amended and Restated Loan Agreement

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THE STATE OF TEXAS      ss.
                        ss.
COUNTY OF HARRIS        ss.

      This instrument was acknowledged before me on , 1998, by of MAXXIM MEDICAL, INC., a Delaware corporation, on behalf of said corporation.


                                    Notary Public in and for the State of TEXAS

                                    Printed Name:
                                    My Commission Expires:


THE STATE OF TEXAS      ss.
                        ss.
COUNTY OF HARRIS        ss.

      This instrument was acknowledged before me JUNE 5 on , 1998, by MICHAEL M. BARBOUR, PRESIDENT of HENLEY HEALTHCARE, INC., a Texas corporation, on behalf of said corporation.



                               /S/ N. H. SORENSEN
                               Notary Public in and for the State of TEXAS

                               Printed Name: NICK H. SORENSEN
                               My Commission Expires: 10-18-2001

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THE STATE OF TEXAS      ss.
                        ss.
COUNTY OF HARRIS        ss.

      This instrument was acknowledged before me on _____________, 1998, by James R. McNutt, Vice President of COMERICA BANK - TEXAS, a Texas banking association, on behalf of said association.


                                    Notary Public in and for the State of TEXAS

                                    Printed Name:
                                    My Commission Expires:

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